Exhibit 99.1

Joint Filer Information

Name:  EnerTech Capital Partners II L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  ECP II Interfund L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  ECP II Management L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  ECP II Management LLC
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  EnerTech Capital Partners, L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  EnerTech Management L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  EnerTech Management Company, L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  EnerTech Management Company Manager, LLC
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  William G. Kingsley
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  Robert E. Keith
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  Mark J. DeNino
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  EnerTech Capital Holding Company, L.P.
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007

Name:  EnerTech Capital  Holding Company Manager, LLC
Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:  December 7, 2007